UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 12, 2003

enherent Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	13-3914972
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

80 Lamberton Rd. Windsor, CT 06095
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (860) 687-2200

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

99.1	Press Release issued by enherent Corp. November 12, 2003*

*Filed herewith

Item 12.  Results of Operations and Financial Condition

On November 12, 2003, enherent Corp. (the “Company”) announced in a press release the Company’s preliminary results for the third quarter and year to date periods ended September 30, 2003. A copy of the Company’s press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

enherent Corp.

Date: November 14, 2003	By:	/s/ JAMES C. MINERLY
James C. Minerly
Senior Financial Officer